EXHIBIT 10.2

                                    AGREEMENT


         THIS AGREEMENT dated as of ________ __, 2002 is made by and between Motient Corporation, a Delaware corporation (the "Company"), and _____________ (the "Executive").

         WHEREAS, the Company has maintained Change of Control separation agreements with certain executives in order to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from the possibility of a Change in Control; and

         WHEREAS, the Company has undertaken an Amended Joint Plan of Reorganization, dated February 27, 2002, approved by the United States Bankruptcy Court for the Eastern District of Virginia (the "Reorganization Plan"), and pursuant to which the court and the Company recognize that it is essential to the Company's best interests and to the best interests of its stockholders to foster the continuous employment of certain key management personnel; and

         WHEREAS, the Reorganization Plan has authorized the Company to enter into new Change of Control separation agreements with the ten (10) of the senior officers in the form of this Agreement, and the Executive and the Company have agreed that this Agreement shall supersede and entirely replace any prior agreement between the Company and the Executive regarding a Change in Control (the "Prior Agreement").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

         1. Waiver; Defined Terms. The Executive hereby waives any rights, including any right to payment, under the Prior Agreement, and agrees that this Agreement supersedes and replaces the Prior Agreement in its entirety. For purposes of this Agreement, definitions of certain capitalized terms used in this Agreement are provided in Section 9 and elsewhere in this Agreement.

         2. Term of Agreement. This Agreement shall become effective on the date hereof and shall remain in effect indefinitely thereafter; provided, however, that (a) except as provided in clause (b) of this Section 2, either the Company or the Executive may terminate this Agreement by giving the other party at least two (2) years advance written notice of such termination, and (b) if a Potential Change in Control or a Change in Control shall have occurred during the term of this Agreement, this Agreement may not be terminated until all obligations of either party hereto have been performed in full, the Coverage Period has expired without the occurrence of a Triggering Event, or in the case of a Potential Change in Control, no Change in Control occurs for at least two years following such Potential Change in Control. Notwithstanding the foregoing, this Agreement shall terminate upon the Executive's attaining age sixty-five (65), the Executive's Disability or death, except as to obligations of the Company hereunder arising from a Change in Control and a Triggering Event that occurred prior to his having reached such age or prior to the occurrence of his Disability or death.

         3. Agreement of the Company. In order to induce the Executive to remain in the employ of the Company, the Company agrees, under the terms and conditions set forth herein, that, upon the occurrence of both a Change in Control and a Triggering Event during the term of this Agreement, the Company shall provide to the Executive the benefits described in Sections 3.1 through 3.3 below (the "Severance Benefits"), unless prior to the date of any Triggering Event, the Executive's employment with the Company has been terminated for Cause or due to the Executive's Disability or death.

                  3.1 Lump-Sum Severance Payment. In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay to the Executive a lump sum severance payment, in cash, without discount, equal to the Executive's Annual Base Salary.

                  3.2 Vesting of Options. The vesting of all options to purchase securities of the Company granted to the Executive pursuant to the Company's 2002 Stock Incentive Plan or any other Company plan that are then held by the Executive shall be accelerated to the Date of Termination, and shall continue to be exercisable for a two-year period after such acceleration; any provision contained in the agreement(s) under which such options were granted that is inconsistent with such acceleration is hereby modified to the extent necessary to provide for such acceleration; such acceleration shall not apply to any option that by its terms would vest prior to the date provided for in this
Section 3.2.

                  3.3 Continued Benefits. For a twelve (12) month period (or, if less, the number of months from the Date of Termination until the date the Executive will reach age sixty-five (65)) after the Date of Termination (the "Benefits Period"), the Company shall provide the Executive with group term life insurance, health insurance, accident and long-term disability insurance benefits (collectively, "Welfare Benefits") substantially similar in all respects to those that the Executive was receiving immediately prior to the Date of Termination (without giving effect to any reduction in such benefits subsequent to a Potential Change in Control or a Change in Control). During the Benefits Period, the Executive shall be entitled to elect to change his level of coverage and/or his choice of coverage options (such as Executive only or family medical coverage) with respect to the Welfare Benefits to be provided by the Company to the Executive to the same extent that actively employed senior executives of the Company are permitted to make such changes; provided, however, that in the event of any such changes the Executive shall pay the amount of any cost increase that would actually be paid by an actively employed senior executive of the Company by reason of making the same changes in his level of coverage or coverage options.

                  3.4 Terminations in Anticipation of Change in Control. The Executive shall be entitled to the Severance Benefits under Section 3 hereof if the Executive's employment is terminated by the Company without Cause prior to a Change in Control and such termination of employment (a) was at the request of a third party which has taken steps reasonably calculated to effect a Change in Control or (b) otherwise arose in anticipation of a Change in Control. The Executive shall be entitled to the Severance Benefits under Section 3 hereof if the Executive terminates his employment prior to a Change in Control if at the time of such termination a circumstance or event which would constitute Good Reason after a Change in Control has occurred (a) at the request of a third party who has taken steps reasonably calculated to effect a Change in Control or
(b) in anticipation of a Change in Control.

         4. Certain Limitations on Payments and Benefits. The Severance Benefits payable under Section 3.1 hereof shall be reduced by the amount of any other payment or the value of any benefit received or to be received by the Executive that, in the opinion of tax counsel ("Tax Counsel") selected by the Executive and acceptable to the Company's independent auditors, is likely to constitute a "parachute payment" under section 280G(b)(2) of the Code (whether pursuant to the terms of this Agreement or any other plan, agreement or arrangement with the Company or any subsidiary, any person whose actions result in a Change in Control, or any person affiliated with the Company or such person) unless (A) the Executive shall have effectively waived his receipt or enjoyment of such payment or benefit prior to the date of payment of such Severance Benefits, (B) or in the opinion of Tax Counsel, the Severance Benefits (in their full amount or as partially reduced under this Section 4, as the case may be) plus all other payments or benefits that constitute "parachute payments" within the meaning of section 280(b)(2) of the Code are likely to be reasonable compensation for services actually rendered, within the meaning of section 280G(b)(4) of the Code or are otherwise not likely to be subject to disallowance as a deduction by reason of section 280G of the Code. The value of any noncash benefit or any deferred payment or benefit shall be determined by the Company's independent auditors in accordance with the principles of section 280G(d)(3) and (4) of the Code.

         5. Timing of Payments. The payment provided for in Section 3.1 hereof shall be made on the Date of Termination, provided, however, that if the amounts of such payment cannot be finally determined on or before such day, the Company shall pay to the Executive on such day an estimate, as determined in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payment (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code from the Date of Termination to the payment of such remainder) as soon as the amount thereof can be determined but in no event later than the thirtieth (30th) day after the Date of Termination. In the event that the amount of the estimated payment exceeds the amount subsequently determined to have been due, such excess shall constitute a loan by the Company to the Executive, payable on the fifth (5th) business day after demand by the Company (together with interest at the rate provided in Section 1274(b)(2)(B) of the Code from the Date of Termination to the repayment of such excess).

         6. Reimbursement of Legal Costs. The Company shall pay to the Executive all reasonable legal fees and expenses incurred by the Executive as a result of a termination that entitles the Executive to any payments under this Agreement including all such fees and expenses, if any, incurred in contesting or disputing any Notice of Termination under Section 7.2 hereof or in seeking to obtain or enforce any right or benefit provided by this Agreement or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder. Such payments shall be made within five (5) business days after delivery of the Executive's respective written requests for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

         7.  Termination Procedures.
             ----------------------

                  7.1 Notice of Termination. After a Potential Change in Control or a Change in Control, any termination of the Executive's employment (other than by reason of death) must be preceded by a written Notice of Termination from the terminating party to the other party hereto in accordance with Section
8.5 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall (i) specify the date of termination (the "Date of Termination") which shall not be more than sixty (60) days from the date such Notice of Termination is given, (ii) indicate the notifying party's opinion regarding the specific provisions of this Agreement that will apply upon such termination and (iii) set forth in reasonable detail the facts and circumstances claimed to provide a basis for the application of the provisions indicated. Termination of the Executive's employment shall occur on the specified Date of Termination even if there is a dispute between the parties pursuant to Section
7.2 hereof relating to the provisions of this Agreement applicable to such termination.

                  7.2 Dispute Concerning Applicable Termination Provisions. If within thirty (30) days of receiving the Notice of Termination the party receiving such notice notifies the other party that a dispute exists concerning the provisions of this Agreement that apply to such termination, the dispute shall be resolved either by mutual written agreement of the parties or by expedited commercial arbitration under the rules of the American Arbitration Association, pursuant to the procedures set forth in Section 8.14 herein. The parties shall pursue the resolution of such dispute with reasonable diligence. Within five (5) days of such a resolution, any party owing any payments pursuant to the provisions of this Agreement shall make all such payments together with interest accrued thereon at the rate provided in Section 1274(b)(2)(B) of the Code.

         8.  Miscellaneous.
             -------------

                  8.1 No Mitigation. The Company agrees that, if the Executive's employment by the Company is terminated in a manner that results in the payment of Severance Benefits hereunder, the Executive shall not be required to seek other employment or to attempt in any way to reduce any amounts payable to the Executive by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for under this Agreement shall not be reduced by any compensation earned by the Executive as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by the Executive to the Company, or otherwise.

                  8.2 Successors. In addition to any obligations imposed by law upon any successor to the Company, the Company shall be obligated to require any successor (whether direct or indirect, by purchase, merger, consolidation, operation of law, or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place; in the event of such a succession, references to the "Company" herein shall thereafter be deemed to include such successor. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to terminate his employment and thereafter to receive Severance Benefits, except that, for purposes of implementing the foregoing, the date on which any such succession becomes effective shall be deemed the Date of Termination.

                  8.3 Incompetency. Any benefit payable to or for the benefit of the Executive, if legally incompetent, or incapable of giving a receipt therefor, shall be deemed paid when paid to the Executive's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Company.

                  8.4 Death. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive shall die while any amount would still be payable to the Executive hereunder (other than amounts which, by their terms, terminate upon the death of the Executive) if the Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the executors, personal representatives or administrators of the Executive's estate.

                  8.5 Notices. For the purpose of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth below, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon actual receipt:

                         To the Company:

                         Motient Corporation
                         10802 Parkridge Boulevard
                         Reston, Virginia  20191-5416

                         Attention:

                         To the Executive:

                         =================
                         -----------------

                  8.6 Modification, Waiver. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board or its delegee. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

                  8.7 Entire Agreement. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. Executive and Company agree that this Agreement shall supersede and entirely replace any prior agreements between the Company and the Executive regarding Change in Control.

                  8.8 Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Virginia without regard to principles of conflicts of laws thereof.

                  8.9 Statutory Changes. All references to sections of the Exchange Act or the Code shall be deemed also to refer to any successor provisions to such sections.

                  8.10 Withholding. Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law and any additional withholding to which the Executive has agreed.

                  8.11 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

                  8.12 No Right to Continued Employment. Nothing in this Agreement shall be deemed to give any Executive the right to be retained in the employ of the Company, or to interfere with the right of the Company to discharge the Executive at any time and for any lawful reason, subject in all cases to the terms of this Agreement.

                  8.13 No Assignment of Benefits. Except as otherwise provided herein or by law, no right or interest of any Executive under the Agreement shall be assignable or transferable, in whole or in part, either directly or by operation of law or otherwise, including without limitation by execution, levy, garnishment, attachment, pledge or in any manner; no attempted assignment or transfer thereof shall be effective; and no right or interest of any Executive under this Agreement shall be liable for, or subject to, any obligation or liability of such Executive.

                  8.14 Arbitration Procedures. All disputes relating to this Agreement, including without limitation any disputes under Section 7.2 hereof, shall be submitted to expedited commercial arbitration under the rules of the American Arbitration Association in Washington, D.C., with an arbiter who is mutually acceptable to both parties being selected to preside over such arbitration. The Federal Rules of Evidence shall apply, and the arbiter shall establish the applicable rules of discovery. The prevailing party in any arbitration shall be entitled to recover from the other party all fees and expenses (including, without limitation, reasonable attorney's fees and disbursements) incurred in connection with such arbitration. The arbiter shall determine the scope of arbitrability. The only judicial relief shall be (a) interim equitable relief and (b) relief in aid of or to enforce arbitration.

                  8.15 Headings. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Agreement, and shall not be employed in the construction of this Agreement.

         9.  Definitions.
             -----------

                  9.1 "Annual Base Salary" means the greater of (a) the
                      --------------------
Executive's highest annual base salary in effect during the one (1) year period preceding a Change in Control and (b) the Executive's highest annual base salary in effect during the one (1) year period preceding the Executive's Date of Termination.

                  9.2    "Board" means the Board of Directors of the Company.
                         -------

                  9.3    "Cause" means:
                         -------

                         (a) the  willful and  continued  failure of the
Executive to substantially perform the Executive's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board of the Company, which demand specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties;

                         (b) the willful  engaging by the Executive in illegal
conduct or gross misconduct which is materially and demonstrably injurious to the Company, monetarily or otherwise;

                         (c) personal  dishonesty  or breach of  fiduciary  duty
to the Company that in either case results or was intended to result in personal profit to the Executive at the expense of the Company; or

                         (d) willful  violation of any law,  rule or  regulation
(other than traffic violations, misdemeanors or similar offenses) or cease-and-desist order, court order, judgment or supervisory agreement, which violation is materially and demonstrably injurious to the Company.

                         For  purposes  of the  preceding  clauses,  no act or
failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith and without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon prior approval given by the Board or upon the instructions or with the approval of the Executive's superior or based upon the advice of counsel for the Company, shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive, as part of the Notice of Termination, a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Board at a meeting of the Board called and held for the purpose of considering such termination (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, to be heard before the Board) finding that, in the good faith opinion of the Board, the Executive is guilty of the conduct described in clause (a), (b), (c), or (d) above, and specifying the particulars thereof in detail.

                  9.4    A "Change in Control" means the occurrence of any of
                         ---------------------
the following events:
                         (a) any  Person or  Persons  acting  together,
excluding employee benefit plans of the Company, are or become the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act or any successor provisions thereto except that a Person that has the right to acquire securities of the Company shall be deemed to be the "beneficial owner" of such securities whether or not such right is immediately exercisable), directly or indirectly, of securities of the Company representing greater than fifty percent (50%) of the combined voting power of the Company's then outstanding securities determined as if all rights of such Person or Persons to acquire such securities had been exercised immediately prior to such determination whether or not such rights are then immediately exercisable;

                         (b) the  Company's  shareholders  approve  (or, in the
event no approval of the Company's shareholders is required, the Company consummates) a merger, consolidation, share exchange, division or other reorganization or transaction of the Company (a "Fundamental Transaction") with any other corporation, other than a Fundamental Transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting power immediately after such Fundamental Transaction of (i) the Company's outstanding securities, (ii) the surviving entity's outstanding securities, or (iii) in the case of a division, the outstanding securities of each entity resulting from the division, in each case determined as if all rights to acquire such securities had been exercised immediately prior to such determination, whether or not such rights are then immediately exercisable;

                         (c) the  shareholders of the Company approve a plan of
complete liquidation or winding-up of the Company or an agreement for the sale or disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company and its subsidiaries (taken as a whole);

                         (d) during any period of twenty-four  consecutive
months (commencing on or after the date hereof), individuals who at the beginning of such period constituted the Board (including for this purpose any new director whose election or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board.

Notwithstanding any contrary provision of this Agreement, the term Change in Control does not include any transaction undertaken pursuant to the Reorganization Plan.

                  9.5 "Code" means the Internal Revenue Code of 1986, as amended
                      ------
from time to time.

                  9.6 "Company" means Motient Corporation and any successor to
                      ---------
its business and/or its assets which assumes or agrees to perform this Agreement by operation of law or otherwise. If the Executive becomes employed by a direct or indirect Subsidiary of Motient Corporation, the "Company" shall also be deemed to refer to the Subsidiary thereof by which the Executive is employed. In such case, references to payments, benefits, privileges or other rights to be accorded by the "Company" shall be deemed to include such payments, benefits, privileges or other rights to be provided by the Subsidiary by which the Executive is employed or Motient Corporation, as the case may be, to correspond to the corporate entity obligated to make payments or provide benefits, privileges or other rights pursuant to employee benefit plans affected by the provisions hereof, and in the absence of any such existing plans or provisions, such reference shall be deemed to be to Motient Corporation.

                  9.7 "Coverage Period" means the period commencing on the date
                      -----------------
on which a Change in Control occurs and ending on the second anniversary date thereof.

                  9.8    "Date of Termination" has the meaning assigned to such
                         ---------------------
 term in Section 7.1 hereof.

                  9.9   "Disability" means the Executive's inability to perform
                        ------------
substantially all of the Executive's duties with the Company by reason of illness, physical or mental disability or other similar incapacity, as determined by the Company in its sole discretion, which inability shall continue for more than three consecutive months.

                  9.10 "Exchange Act" means the Securities Exchange Act of 1934,
                       --------------
as amended from time to time.

                  9.11   "Good Reason"  means:  the occurrence  during the
                         -------------
Coverage  Period of any of the following events:

                         (a) the  assignment  to the Executive of any duties
inconsistent in any respect with the Executive's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities immediately prior to either a Potential Change in Control that precedes the Change in Control or a Change in Control or any other action by the Company which results in a diminution in any respect in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith that is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                         (b) a  reduction  by the  Company in the  Executive's
annual base salary as in effect on the date hereof or as the same may be increased from time to time;

                         (c) the  Company's  requiring  the Executive to be
based at any office or location that is more than fifty (50) miles from the Executive's office or location immediately prior to either a Potential Change in Control that precedes a Change in Control or a Change in Control;

                         (d) the failure by the Company  (a) to continue in
effect any compensation plan in which the Executive participates immediately prior to either a Potential Change in Control preceding a Change in Control or a Change in Control that is material to the Executive's total compensation, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or (b) to continue the Executive's participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of the Executive's participation relative to other participants, than existed immediately prior to a Potential Change in Control that precedes a Change in Control or a Change in Control;

                         (e) the  failure by the  Company  to  continue  to
provide the Executive with benefits substantially similar to those enjoyed by the Executive under any of the Company's pension, life insurance, medical, health and accident, disability or other welfare plans in which the Executive was participating immediately prior to a Potential Change in Control that precedes a Change in Control or a Change in Control;

                         (f) the failure by the Company to pay to the  Executive
any deferred compensation when due under any deferred compensation plan or agreement applicable to the Executive; or

                         (g)   the failure by the Company to honor all the terms
and provisions of this Agreement.

                  9.12   "Notice  of  Termination"  shall have the  meaning
                         -------------------------
assigned  to such term in Section  7.1
hereof.

                  9.13 "Person" shall have the meaning given in Section 3(a)(9)
                       --------
of the Exchange Act and shall also include any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

                  9.14   "Potential Change in Control" means the occurrence of
                         -----------------------------
any of the following:

                         (a) the Board approves a transaction  described in
subsection (a), (b), (c) or (d) of the definition of Change in Control contained in Section 9.4 hereof; or

                         (b) the  commencement  of a proxy contest in which any
Person seeks to replace or remove a majority of the members of the Board.

                  9.15   "Severance Benefits" has the meaning assigned to such
                         --------------------
term in Section 3 hereof.

                  9.16 "Triggering Event" means (i) the termination of the
                       ------------------
Executive's employment by the Company at any time during the Coverage Period, other than a termination for Cause or a termination due to the Executive's Disability or death or (ii) a termination of the Executive's employment by the Executive at any time during the Coverage Period when Good Reason exists.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its officer, thereunto duly authorized, and the Executive has executed this Agreement, all as of the day and year first above written.

                                            MOTIENT CORPORATION


                                            By:
                                               -------------------------------
                                               Name:
                                               Title:    Chief Executive Officer




                                            [Executive's name]
                                            ------------------